SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )
Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

THERMOENERGY CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

April 30, 2003

Dear Shareholders:

It is our pleasure to invite you to ThermoEnergy Corporation’s 2003 Annual Meeting of Shareholders. We will hold the meeting on Thursday, June 19, 2003, at 10:00 a.m., local time, at the Houston Airport Marriott at George Bush Intercontinental, 18700 John F. Kennedy Boulevard, Houston, Texas 77032, Telephone 281-443-2310. During the Annual Meeting, we will discuss each item of business described in the Notice of Annual Meeting and Proxy Statement and give a report on the Company’s business operations. There will also be time for questions.

This package includes the Notice of Annual Meeting, the Proxy Statement, a Proxy Card and ThermoEnergy’s Annual Report filed on Form 10-KSB with the Securities and Exchange Commission for the fiscal year ended December 31, 2002. The Proxy Statement provides information about ThermoEnergy in addition to describing the business we will conduct at the meeting.

We hope you will be able to attend the Annual Meeting. Whether or not you expect to attend, please vote your shares as described in the instructions on the Proxy Card; sign and return the Proxy Card in the enclosed envelope; or vote in person at the meeting. If you choose to attend the meeting in person, you may revoke your proxy and personally cast your vote.

Your Board of Directors and the Company’s management look forward to greeting those shareholders who are able to attend.

Sincerely,

/s/ Dennis C. Cossey Dennis C. Cossey Chairman, Chief Executive Officer and Secretary

/s/ P.L. Montesi P.L. Montesi President, Treasurer and Principal Financial Officer

Notice of Annual Meeting of Shareholders

To the Shareholders of ThermoEnergy Corporation:

Notice is hereby given that the Annual Meeting of the Shareholders of ThermoEnergy Corporation (the “Company”) will be held Thursday, June 19, 2003, at 10:00 a.m., local time, at the Houston Airport Marriott at George Bush Intercontinental, 18700 John F. Kennedy Boulevard, Houston, Texas, 77032, Telephone 281-443-2310, for these purposes:

1.	To elect two (2) members to serve on the Company’s Board of Directors until the 2006 annual meeting of the Company’s shareholders and until their respective successors are duly elected and qualified;

2.	To ratify the appointment of Kemp & Company as independent auditors of the Company for the fiscal year ending December 31, 2003; and

3.	To consider and act upon such other business as may be properly presented to the meeting or any postponement or adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice. The Board of Directors has fixed the close of business on April 29, 2003, as the record date for the determination of the shareholders entitled to notice of, and to vote at, the meeting or any postponement or adjournment.

A Proxy Card, the Company’s Proxy Statement and its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002, are enclosed with this Notice of Annual Meeting. The Company’s Board of Directors recommends that you vote FOR the nominees for director named in the Proxy Statement and FOR the ratification of the appointment of Kemp & Company as independent public accountants for fiscal year 2003.

All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy Card as promptly as possible in the postage prepaid envelope provided for that purpose. Any shareholder attending the meeting may vote in person even if he or she returned a proxy.

By order of the Board of Directors,

/s/ Dennis C. Cossey Dennis C. Cossey, Chairman and Secretary

April 30, 2003
Little Rock, Arkansas

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
1. PROPOSAL FOR ELECTION OF DIRECTORS
Nominees
Directors Whose Terms Expire in 2004
Directors Whose Terms Expire in 2005
Director Whose Term Expires in 2006
Officers and Significant Employees Who Are Not Directors
Committees of the Board of Directors
Board and Board Committee Meetings
Compensation of Directors
SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS, DIRECTORS AND EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
Employment Contracts and Agreements
Qualified 1997 Plan
Non-Qualified Stock Options
Other Bonuses
Summary Compensation Table
Option/SAR Grants in Last Fiscal Year
Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Dan Cowart, Inc. Marketing Agreement
ThermoEnergy Power Systems, LLC and Alex Fassbender
Relationships with Outside Firms
Other Transactions
Indebtedness to Management
Future Transactions
AUDIT COMMITTEE
Audit Committee Report
Audit Fees
Financial Information Systems Design and Implementation Fees
All Other Fees
2. PROPOSAL FOR RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
INCORPORATION BY REFERENCE
OTHER MATTERS

Questions and Answers About the Annual Meeting and Voting	1
Proposal For Election of Directors	4
Nominees	4
Directors Whose Terms Expire in 2004	4
Directors Whose Terms Expire in 2005	5
Director Whose Term Expires in 2006	5
Officers and Significant Employees Who Are Not Directors	5
Committees of the Board of Directors	6
Board and Board Committee Meetings	6
Compensation of Directors	6
Security Ownership by Certain Beneficial Owners, Directors and Executive Officers	7
Executive Compensation	9
Employment Contracts and Agreements	9
Qualified 1997 Plan	9
Non-Qualified Stock Options	10
Other Bonuses	10
Summary Compensation Table	10
Option/SAR Grants in Last Fiscal Year	12
Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values	12
Certain Relationships and Related Transactions	12
Dan Cowart, Inc. Marketing Agreement	12
ThermoEnergy Power Systems, LLC and Alex Fassbender	13
Relationships with Outside Firms	13
Other Transactions	13
Indebtedness to Management	13
Future Transactions	13
Audit Committee	13
Audit Committee’s Report	13
Audit Fees	14
Financial Information Systems Design and Implementation Fees	14
All Other Fees	15
Proposal For Ratification of Appointment of Independent Public Accountants	16
Section 16(a) Beneficial Ownership Reporting Compliance	17
Incorporation by Reference	17
Other Matters	17

(i)

THERMOENERGY CORPORATION

1300 Tower Building
323 Center Street
Little Rock, Arkansas 72201
Telephone 501.376.6477
Facsimile 501.244.9203

April 30, 2003

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:	Why did I receive this proxy statement?

A: The Board of Directors of ThermoEnergy Corporation (the “Company”) is soliciting your proxy to vote at the Annual Meeting because you were a shareholder of the Company as of the close of business on April 29, 2003, the record date, and are therefore entitled to vote at the meeting.

This Proxy Statement and Proxy Card, along with the Annual Report on Form 10-KSB for the fiscal year 2002, are being mailed to shareholders beginning on or about May 19, 2003. The Proxy Statement summarizes the information you need to know to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares.

Q:	What am I voting on?

A: Election of two (2) directors, Andrew T. Melton and Paul A. Loeffler, to serve a three-year term until the 2006 Annual Meeting of Shareholders of the Company, or until their respective successors are elected or appointed.

Ratification of the appointment of Kemp & Company as independent public accountants for fiscal year 2003.

The Board recommends a vote FOR each of the nominees to the Board of Directors and FOR the ratification of the appointment of Kemp & Company as independent public accountants for fiscal year 2003.

Q:	What is the voting requirement to elect the directors and to ratify the appointment of Kemp & Company as independent public accountants?

A: For the election of the directors, the nominees, to be elected, must have received the affirmative vote of a majority of the votes cast. The proposal to ratify the appointment of Kemp & Company as independent public accountants requires the affirmative vote of a majority of the votes cast.

Q:	How many votes do I have?

A: You are entitled to one vote for each share of the Company’s common stock (“Common Stock”) that you hold. Shareholders do not have cumulative voting rights (a system in which voters cast as many votes as there are seats and are not limited to casting only one vote per candidate; thus, minority shareholders may concentrate all of their voting strength on one or more individual directors with the hope that their candidate is elected).

Q:	How do I vote?

A: You may vote using any of the following methods:

Complete, sign and date the proxy card you receive and return it in the prepaid envelope; or

In person at the Annual Meeting.

If you return your signed Proxy Card but do not indicate your voting preferences, the persons named in the Proxy Card will vote FOR the election of each of the nominees for director and FOR the ratification of Kemp & Company as independent public accountants for 2003.

Q:	What can I do if I change my mind after I vote my shares?

A: You may revoke your proxy at any time before it is voted at the Annual Meeting by:

Sending written notice of revocation to the Secretary of the Company;

Submitting a new paper ballot, after the date of the revoked proxy; or

Attending the Annual Meeting and voting in person.

You may also be represented by another person at the meeting by executing a proper proxy designating that person.

Q:	What constitutes a quorum?

A: As of the record date, 5,977,670 shares of Common Stock were issued and outstanding. A majority (50% +1) of the outstanding shares, present or represented by proxy, constitutes a quorum for the purpose of adopting proposals at the Annual Meeting. If you submit a properly executed proxy, then you will be considered part of the quorum. If you are present or represented by proxy at the Annual Meeting and you abstain, you shall count toward a quorum, however, your abstention, as well as broker non-votes, will not be part of the voting power present and will not affect the outcome of the vote.

Q:	Who can attend the Annual Meeting?

A: All shareholders as of the record date may attend the Annual Meeting.

Q:	Are there any shareholders that own more than five percent of the Company’s Common Stock?

A: On March 31, 2003, Dan Cowart, Robert Trump, P.L. Montesi, Dennis Cossey, Alex G. Fassbender and Louis J. Ortmann each beneficially owned more than five percent (5%) of the Company’s outstanding Common Stock.

Q:	When are the shareholder proposals due for the 2004 Annual Meeting?

A: In order to be considered for inclusion in next year’s proxy statement, shareholder proposals must be submitted in writing by December 31, 2003, to Dennis Cossey, CEO and Secretary, 1300 Tower Building, 323 Center Street, Little Rock, Arkansas 72201.

If you notify us after March 1, 2004 of an intent to present a proposal at the Company’s 2004 Annual Meeting, we will have the right to exercise discretionary voting authority with respect to such proposal, if presented at the meeting, without including information regarding such proposal in our proxy materials.

Q:	What happens if a nominee for director is unable to serve as a director?

A: If any of the nominees becomes unavailable for election, which we do not expect, votes will be cast for such substitute nominee or nominees as may be designated by the Board of Directors.

Q:	How much did this proxy solicitation cost?

A: The Company has not hired nor paid for assistance in the distribution of proxy materials and solicitation of votes. Employees, officers and directors of the Company may also solicit proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to the owners of Common Stock.

1. PROPOSAL FOR ELECTION OF DIRECTORS

Unless otherwise directed in the proxy, the persons named in the enclosed proxy card, or their substitute, will vote such proxy for the election of the two nominees listed herein

The Company has authorized seven positions on its Board of Directors. Six members of the Board are authorized to serve staggered three (3) year terms with two members standing for election each year. One member is authorized to serve a five (5) year term.

Two directors are to be elected at the Annual Meeting. Shareholders will elect two directors, each for a three (3) year term expiring in 2006. The Board’s nominees are Andrew T. Melton and Paul A. Loeffler. Mr. Melton and Mr. Loeffler were originally elected to the Board in 1997. After the election of two directors at the Annual Meeting, the Company will have seven directors, including the five continuing directors whose present terms extend beyond the meeting. Information on the nominees and continuing directors follows:

Nominees

Andrew T. Melton, age 56, has served as a director of the Company since his election in September 1997. Mr. Melton is President and Chief Executive Officer of Solomon Equity, Inc., a company he started in February 1998, specializing in financial consulting and loan brokerage. From January 1997 to January 1999, Mr. Melton served as Chief Executive Officer and the principal shareholder of Solomon Financial Inc., a company specializing in financing Canadian imports to the U.S. Mr. Melton is a certified public accountant and received an M.B.A in finance and a Bachelor of Science degree in economics from Louisiana Tech University. From 1986 to 1994, Mr. Melton served as Executive Vice President, Chief Financial Officer and Treasurer of Worthen Banking Corporation, Little Rock, Arkansas. From 1995 to 1998, Mr. Melton was Vice President with Merrill Capital Markets in Little Rock, Arkansas.

Dr. Paul A. Loeffler, age 53, has served as a director of the Company since his election in September 1997. Dr. Loeffler is a professor of chemistry at Sam Houston State University, Huntsville, Texas. He has been in this position since 1985, and has been with the chemistry department of Sam Houston State University since 1975. Dr. Loeffler received his Ph.D. and M.A. in inorganic chemistry from Rice University.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE TWO NOMINEES LISTED ABOVE.

Directors Whose Terms Expire in 2004

Dr. Louis J. Ortmann, DDS, age 64, has been a director of the Company since September 1991. Dr. Ortmann recently sold his dentistry practice, Louis J. Ortmann Dental Clinic, Inc., which he operated since 1962, and now serves as an associate in the practice and remains active in the business management and operation of the clinic. Dr. Ortmann is a graduate of the University of St. Louis.

John Corcoran, age 60, has served as a director of the Company since 2000. Mr. Corcoran serves as a Senior Vice President of the Norfolk Southern Corporation. Mr.

Corcoran is tasked at Norfolk Southern with public affairs and lobbying on both the state and federal levels.

Directors Whose Terms Expire in 2005

P. L. Montesi, age 68, co-founded the Company and served as Chairman of the Board from 1988 to 1991. Mr. Montesi has served as a director, the President and Chief Operating Officer of the Company since 1988. From 1987 to 1988, Mr. Montesi was President and a board member of American Fuel and Power Corporation (“AFP”), where he concentrated on corporate and business development of AFP’s environmental technologies. Prior to 1987, Mr. Montesi worked in the securities and finance business as a licensed broker and he has 20 years experience in investment banking as a general partner and account executive.

Jerald H. Sklar, age 66, has served as a director of the Company since September 1997. Mr. Sklar is an attorney in Memphis, Tennessee, concentrating in corporate, financial and transactional work. From 1965 to 2001, Mr. Sklar practiced with the Memphis law firm of Waring Cox, PLC. He received a B.A. from Washington & Lee University and an LL.B. from Vanderbilt University. Mr. Sklar is also a principal in Ruby Avenue Realty, LLC, a real estate development business, and Jvest, a general partnership that invests in and advises operating businesses.

Director Whose Term Expires in 2006

Dennis C. Cossey, age 55, co-founded the Company and has served as Chairman of the Board since 1991. Mr. Cossey has been the Chief Executive Officer and a director of the Company since 1988. Prior to joining the Company, Mr. Cossey served in executive and sales positions at a number of companies, including IBM Corporation and Peter Kiewit and Sons Engineering. Mr. Cossey is a member of the American Society of Naval Engineers, the US Naval Institute, the Society of Naval Architects and Marine Engineers, the Association of Energy Engineers and the New York Academy of Science.

Officers and Significant Employees Who Are Not Directors

Alex G. Fassbender, age 49, has served as Executive Vice President Corporate Technology since November 1998. Mr. Fassbender serves the Company on a full time basis. Prior to joining the Company, Mr. Fassbender was Manager of Technology Commercialization at the U.S. Department of Energy’s Pacific Northwest National Laboratory operated by Battelle Memorial Institute (“BMI”). He held various positions with BMI, beginning in 1976. Mr. Fassbender received his B.S. degree in Chemical Engineering in 1976 from the University of California, Berkeley. He received his M.B.A. in 1980 and M.S. (Chemical Engineering) in 1988 from the University of Washington.

Committees of the Board of Directors

The Board of Directors has two standing committees: the Compensation and Benefits Committee and the Audit Committee. Members of the individual committees are named below:

Compensation and Benefits	Audit

Dr. Louis J. Ortmann, Chairman	Andrew T. Melton, Chairman
Dr. Paul A. Loeffler	Dr. Louis J. Ortmann
Andrew T. Melton	John Corcoran

The Compensation and Benefits Committee, which is made up of independent directors, makes recommendations to the Board of Directors on compensation generally, executive officer salaries, bonus awards, stock option grants, special awards and supplemental compensation. The Compensation and Benefits Committee consults generally with management on matters concerning executive compensation and other compensation issues where Board or shareholder action is contemplated.

The Audit Committee, which is made up of independent directors, oversees the Company’s financial reporting process and internal controls. The Audit Committee is governed by a written Board approved charter (included as an appendix to the Company’s proxy statement in connection with its 2001 Annual Meeting of Shareholders) that contains, among other things, the Committee’s membership requirements and responsibilities. As part of its duties, the Committee consults with management and the Company’s independent public accountants during the year on matters related to the annual audit, internal controls, the published financial statements and the accounting principles and auditing procedures being applied. The Committee reviews the independent accountants’ audit fees, discusses relationships and non-audit services to ensure no compromise of independence and submits to the Board of Directors its recommendations for the appointment of an audit firm for the upcoming year. All members of the Audit Committee are independent, as such term is defined in Rule 4200(a)(14) of the NASD’s listing standards.

Board and Board Committee Meetings

In 2002, the Board of Directors conducted three formal meetings, the Compensation and Benefits Committee reported one formal meeting and the Audit Committee reported one formal meeting. There also were several informal meetings and actions taken by written consent. All directors, other than John Corcoran, attended, either in person or by teleconference, at least 75% of the aggregate number of the meetings of the full Board and the meetings of any committees upon which such director served.

Compensation of Directors

Each director who is not a Company employee is compensated annually for services as a director by the receipt of non-qualified options to purchase 2,000 shares of Company stock at the fair market value of the shares on the date of the meeting of the Compensation and Benefits Committee at which the annual recommendation to grant the options is made. Directors do not currently receive any other compensation for serving as directors. Those directors who are Company employees do not receive any compensation for their services as directors. The Company reimburses all directors for reasonable travel and other necessary business expenses incurred in the performance of their services for the Company.

SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS, DIRECTORS AND EXECUTIVE OFFICERS

Except as otherwise indicated, the following table sets forth certain information with respect to the beneficial ownership of shares of Common Stock as of March 31, 2003 by: (i) each shareholder of the Company that the Company believes currently holds more than a 5% beneficial interest in the Common Stock; (ii) each existing director of the Company, (iii) each of the Company’s existing executive officers; and (iv) all directors and executive officers as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the shares of Common Stock listed below, based on information furnished by such owners and/or from information contained in reports filed by the beneficial owner with the Commission pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), have sole voting and investment power with respect to such shares.

	Number of Shares
	of Common Stock		Percent of
Name of Beneficial Owner	Beneficially Owned(1)		Class(2)

Dan Cowart 3295 River Exchange Drive Suite #170 Norcross, GA 30092	1,448,662	(3)	20.6%
Robert Trump 167 E. 61st Street New York, NY 10021	2,329,275	(4)	29.6%
P.L. Montesi	2,346,303	(5)	29.1%
Dennis C. Cossey	1,835,253	(6)	24.4%
Alex G. Fassbender	518,409	(7)	8.0%
John Corcoran	18,500	(8)	*
Dr. Paul A. Loeffler	14,100	(9)	*
Andrew T. Melton	7,500	(10)	*
Dr. Louis J. Ortmann	587,790	(11)	9.1%
Jerald H. Sklar	60,966	(12)	1.0%
All directors and executive officers as a group (8 persons)	5,388,821	(13)	50.4%

*	Represents beneficial ownership of less than 1% of the outstanding shares of Common Stock.

(1)	Includes shares as to which such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power and/or investment power, as these terms are defined in Rule 13d-3(a) of the Exchange Act. Shares of Common Stock underlying options to purchase shares of Common Stock and securities convertible into shares of Common Stock, which are exercisable or convertible, or become exercisable or convertible, within 60 days after March 31, 2003 are deemed to be outstanding with respect to a person or entity for the purpose of computing the outstanding shares of Common Stock owned by the particular person and by the group, but are not deemed outstanding for any other purpose.

(2)	Based on 5,950,772 shares of Common Stock issued and outstanding on March 31, 2003.

(3)	This beneficial ownership information is based on information contained in a Schedule 13D/A dated September 1, 2002 and filed with the Commission on September 16, 2002. Includes 1,078,662 shares of Common Stock that Mr. Cowart has the right to acquire pursuant to convertible debentures. Also includes 120,000 shares of Common Stock held by a Georgia limited partnership (the “Partnership”) whose sole general partner is a Georgia limited liability company of which Mr. Cowart is the majority owner and sole manager. Mr. Cowart disclaims beneficial ownership of 100,000 shares of Common Stock owned by certain irrevocable trusts for the benefit of Mr. Cowart’s minor children. Mr. Cowart’s spouse, Kristina T. Cowart, is the sole trustee of each of these trusts.

(4)	This beneficial ownership information is based on information contained in a Schedule 13D/A dated December 24, 2002 and filed with the Commission on January 9, 2003. Includes 397,950 shares of Common Stock owned directly by Mr. Trump. Also includes 1,931,325 shares of Common Stock underlying warrants and other convertible securities.

(5)	Includes 237,693 shares of stock owned directly by Mr. Montesi and his family or jointly with Company Chief Executive Officer Dennis Cossey. Also includes: (i) 1,061,110 shares of Common Stock issuable upon the conversion of the Company’s convertible debentures, and accrued interest thereon, owned by Mr. Montesi and his family; (ii) 797,500 shares of Common Stock issuable upon the exercise of exercisable options to purchase shares of Common Stock; and (iii) 250,000 shares of Common Stock issuable upon the exercise of exercisable warrants to purchase shares of Common Stock.

(6)	Includes 276,789 shares of stock owned directly by Mr. Cossey or jointly with Company President P.L. Montesi. Also includes: (i) 760,964 shares of Common Stock issuable upon the conversion of the Company’s convertible debentures, and accrued interest thereon, owned by Mr. Cossey; and (ii) 797,500 shares of Common Stock issuable upon the exercise of exercisable options to purchase shares of Common Stock.

(7)	Includes 18,847 shares of stock owned directly by Mr. Fassbender. Also includes: (i) 87,062 shares of Common Stock issuable upon the conversion of the Company’s convertible debentures, and accrued interest thereon, owned by Mr. Fassbender; and (ii) 412,500 shares of Common Stock issuable upon the exercise of exercisable options to purchase shares of Common Stock.

(8)	Consists of 18,500 shares of Common Stock issuable upon the exercise of exercisable options to purchase shares of Common Stock.

(9)	Includes 2,200 shares of stock owned directly by Dr. Loeffler. Also includes 11,900 shares of Common Stock issuable upon the exercise of exercisable options to purchase shares of Common Stock.

(10)	Consists of 7,500 shares of Common Stock issuable upon the exercise of exercisable options to purchase shares of Common Stock.

(11)	Includes (i) 88,160 shares of Common Stock owned directly by Dr. Ortmann and his wife and beneficially through the Dr. Louis J. Ortmann Dental Clinic, Inc., Profit Sharing Plan; (ii) 487,730 shares of Common Stock issuable upon the conversion of the Company’s convertible debentures, and accrued interest thereon, owned by Dr. Ortmann and members of his family; and (iii) 11,900 shares of Common Stock issuable upon the exercise of exercisable options to purchase shares of Common Stock.

(12)	Based on Mr. Sklar’s share of the Company’s securities owned by Waring Cox, PLC (“Waring Cox”), which consists of (i) 367,331 shares of Common Stock issuable upon the conversion of convertible debentures, and accrued interest thereon, issued to Waring Cox and (ii) 132,000 shares of Common Stock issuable upon the exercise of exercisable options to purchase shares of Common Stock granted to Waring Cox. As such, upon distribution of the Waring Cox owned securities, Mr. Sklar would hold approximately (x) 40,274 shares of Common Stock issuable upon the conversion of the convertible debentures and accrued interest thereon; (y) 8,792 shares of Common Stock issuable upon the exercise of the Waring Cox options; and (z) 11,900 shares of Common Stock issuable upon the exercise of exercisable options to purchase Common Stock (these options were granted to Mr. Sklar directly in compensation for his service as a director of the Company). Mr. Sklar disclaims beneficial ownership of 9,389 shares of Common Stock (his share of the Common Stock distribution of the Waring Cox securities) which he transferred to his grandchildren.

(13)	Includes 4,765,132 shares of Common Stock issuable upon the exercise or conversion of the Company’s convertible securities, including options, warrants and convertible debentures and accrued interest thereon.

EXECUTIVE COMPENSATION

Employment Contracts and Agreements

In 2002, the Compensation and Benefits Committee and the Board of Directors approved the terms of new employment contracts and authorized Andrew T. Melton, member of the Compensation and Benefits Committee, to finalize and execute employment agreements for Messrs. Cossey and Montesi. The employment agreements of Messrs. Cossey & Montesi have identical terms. The general terms of such employment agreements provide for contract terms of five years, with a beginning base compensation of $200,000 with 15% annual increases. Messrs. Cossey and Montesi will also be subject to discretionary incentive compensation of up to 100% of the base salary of each individual, as determined by the Compensation and Benefits Committee. Messrs. Cossey and Montesi may also receive periodic performance compensation upon the occurrence of certain significant events. Deferred compensation aggregating $3,848, $19,949 and $78,525 was accrued during the periods ended December 31, 2002, 2001 and 2000, respectively, pursuant to the interest provisions of present and past employment agreements.

In 2002, the Compensation and Benefits Committee and the Board of Directors approved the terms of a new employment contract and authorized Andrew T. Melton, member of the Compensation and Benefits Committee, to finalize and execute an employment agreement for Mr. Fassbender. The general terms of such employment agreement provides for a term of five years, with a beginning base compensation of $178,537.50 with 15% annual increases. Mr. Fassbender will also be subject to discretionary incentive compensation of up to 100% of his base salary, as determined by the Compensation and Benefits Committee. Mr. Fassbender may also receive periodic performance compensation upon the occurrence of certain significant events.

According to the terms of the employment agreements approved by the Compensation and Benefits Committee and the Board, upon the occurrence of a change in control of the Company, each of Messrs. Cossey, Montesi and Fassbender shall be entitled to the lump sum payment of five years base compensation from the date of such change of control. In addition, all of Messrs. Cossey, Montesi and Fassbender’s unvested stock options and/or restricted stock grants shall immediately vest on the date of such change of control.

The Company is the sole beneficiary of a $500,000 and a $1,000,000 key man life insurance policy on the lives of Messrs. Cossey and Fassbender, respectively.

Qualified 1997 Plan

The Directors and Shareholders approved a Stock Option Plan at the 1997 Annual Meeting (the “1997 Plan”) that (i) permits incentive stock options under Section 422 of the Code to be granted from a pool of 750,000 shares of Common Stock of the Company; and (ii) provides for an automatic grant of 1,000 options for non-employee directors. The 1997 Plan was amended during 2001 to change the automatic grant to non-employee directors to 2,000 options.

The automatic grants are for non-qualified options exercisable into 2,000 shares of Common Stock to be awarded, automatically, without further action by the Board or the Compensation and Benefits Committee on the third business day following the date of each annual meeting of the shareholders of the Corporation for each non-employee director. Each 2,000 share option granted to a non-employee Director will become exercisable beginning one (1) year from the date of the annual meeting of shareholders on which the date of the options were granted. If a non-employee Director is elected by the Board of Directors to begin serving as Director on a date not coincident with the annual meeting date, the Director will be granted the initial 2,000 share option as of the date of the first meeting at which he or she serves as Director; however, his or her options will become first exercisable beginning one (1) year from the date of the annual meeting at which he or she is first elected by the shareholders and he or she will not receive an additional grant of options upon his first election to the Board.

The 1997 Plan provides that the exercise price of each option must be at least equal to 100% of the fair market value of the Common Stock as of the date such option is granted and requires that all such options have an expiration date not later than the date which is one (1) day before the tenth anniversary of the date of the grant of such options. However, with certain limited exceptions and in the event that the option holder ceases to be associated with the Company, or engages in or is involved with any business similar to that of the Company, such option holder’s incentive options immediately terminate.

Non-Qualified Stock Options

Upon recommendation of the Compensation and Benefits Committee, the Board of Directors may grant non-qualified stock options to employees of the Company in its discretion, and also, in its discretion, the Board may grant options to non-employees as compensation for services and various types of assistance to the Company. In 2001, each of the Company’s non-employee directors received 5,000 non-qualified stock options as a one-time grant instead of the 2,000 option automatic grant under the 1997 Plan. These options are exercisable at $2.05 per share, which was the fair market value of the Common Stock on December 21, 2001, the date of grant. In addition, the Company’s executive officers, Dennis Cossey, P.L. Montesi and Alex Fassbender, were each granted: (i) 75,000 non-qualified stock options at an exercise price of $1.91 per share, which equals the fair market value of the Common Stock on April 18, 2001, the date of grant and (ii) 100,000 non-qualified stock options at an exercise price of $2.05 per share, which equals the fair market value of the Common Stock on December 21, 2001, the date of grant. The Board did not grant any non-qualified stock options in 2002. All exercise prices for options and fair market values of the Company’s Common Stock have been restated for the effect of the 10% Common Stock dividend during 2002.

Other Bonuses

Bonuses may be paid to employees at the recommendation of the Compensation and Benefits Committee and upon approval by the Board if, in the Board’s discretion, the performance of an individual or the circumstances of the Company merits payment of additional compensation.

Summary Compensation Table

The following table sets forth the cash and non-cash compensation paid by the Company for the years ended December 31, 2002, 2001 and 2000 for the Chief Executive Officer and the four most highly compensated executive officers of the Company. Except as set forth below, no executive officer of the Company had a salary and bonus during the years indicated that exceeded $100,000 for services rendered in all capacities to the Company.

	Annual Compensation					Long-Term Compensation

						Awards			Payouts

							Securities
					Other Annual	Restricted Stock	Underlying			All Other
Name & Principal Position	Year	Salary ($)		Bonus ($)	Compensation ($)	Awards ($)	Options/SARs(2) (#)		LTIP Payouts ($)	Compensation ($)

Primo L. Montesi	2002	$201,611	(1)	—	—	—	—		—	—
President, Treasurer and	2001	176,811	(1)	—	—	—	75,000	(3)	—	—
Principal Financial	2000	193,607	(1)	—	—	—	100,000	(4)	—	—
Officer							250,000	(5)
							150,000	(6)

Dennis Cossey	2002	$201,877	(1)	—	—	—	—		—	—
Chief Executive Officer	2001	176,811	(1)	—	—	—	75,000	(3)	—	—
and Secretary	2000	193,607	(1)	—	—	—	100,000	(4)	—	—
							250,000	(5)
							150,000	(6)

Alex Fassbender	2002	$178,887	(1)	—	—	—	—		—	—
Executive Vice President	2001	187,454		—	—	—	75,000	(3)	—	—
of Technology	2000	155,250		—	—	—	100,000	(7)	—	—

William McCabe	2002	84,000		—	—	—	—		—	—
Vice President of Energy	2001	28,000		—	—	—	—		—	—
Marketing

(1)	Includes accrued salary plus accrued compensation expense pursuant to the interest provisions of the individual’s employment agreement

(2)	No stock appreciation rights were granted to the executive officers named in the Summary Compensation Table

(3)	On April 18, 2001, the Board of Directors approved the grant of 75,000 non-qualified five-year stock options at an exercise price of $1.91

(4)	On December 21, 2001, the Board of Directors approved the grant of 100,000 non-qualified five-year stock options at an exercise price of $2.05

(5)	On March 16, 2000, the Board of Directors approved the grant of 250,000 non-qualified five-year stock options at an exercise price of $1.82

(6)	On October 11, 2000, the Board of Directors approved the grant of 150,000 non-qualified five-year stock options at an exercise price of $6.36

(7)	On February 10, 2000, the Board of Directors approved the grant of 100,000 non-qualified five-year stock options at an exercise price of $1.82

Exercise prices for options have been adjusted for the 10% Common Stock dividend during 2002.

Option/SAR Grants in Last Fiscal Year

No stock options or stock appreciation rights were granted in 2002 to the Company’s executive officers.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

The following table shows the number of shares acquired on exercise of stock options and the aggregate gains realized on exercise in 2002 by the Company’s executive officers named in the Summary Compensation Table. The table also shows the number of shares covered by exercisable and unexercisable options held by such executives on December 31, 2002 and the aggregate gains that would have been realized had these options been exercised on December 31, 2002, even though these options were not exercised and the unexercisable options could have been exercised on December 31, 2002.

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-The-Money Options/SARs
			Options/SARs at FY-End		at FY-End (1)
			(#)		($)

Shares
	Acquired on	Value
	Exercise	Realized
Name	(#)	($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Dennis Cossey	—	—	797,500	—	-0-	—
Primo L. Montesi	—	—	797,500	—	-0-	—
Alex G. Fassbender	—	—	412,500	—	-0-	—

(1)	There were no in-the-money options at December 31, 2002. Options are in-the-money if the market value of the shares covered by the options is greater than the option exercise price.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Dan Cowart, Inc. Marketing Agreement

The Company and Dan Cowart, Inc. (“DCI”) amended and restated its Marketing Agreement as of September 28, 2000. Dan Cowart is the controlling shareholder of DCI. The marketing area in which DCI is to market and develop the Company’s technologies is limited to the City of Atlanta, Georgia and the State of Florida. The Marketing Agreement granted exclusivity to DCI to market applications of the technologies for municipal, local governmental and real estate development markets in the market area, and on a non-exclusive basis, applications of NitRem for industrial markets. However, the Agreement required DCI to produce a contract for a project by March 31, 2002 in order to retain exclusivity privileges. DCI did not produce a contract by March 31, 2002. Accordingly, the exclusivity privileges to market the technologies in the market area have expired. The Marketing Agreement can be terminated by either party on one month’s written notice. Neither party has terminated the Marketing Agreement as of the date hereof and no specific projects are currently being contemplated pursuant to the terms of the Marketing Agreement.

ThermoEnergy Power Systems, LLC and Alex Fassbender

On March 6, 2001, United States Patent No. 6,196,000 was granted to its inventor Alex Fassbender under the caption Power System With Enhanced Thermodynamic Efficiency And Pollution Control. Mr. Fassbender, who is the Executive Vice President of the Company and its chief technology officer, had previously assigned his rights in the patent to ThermoEnergy Power Systems, LLC, a Delaware limited liability company and eighty-five percent (85%) subsidiary of the Company. For his contribution of the patent, Mr. Fassbender received a fifteen percent (15%) ownership interest in ThermoEnergy Power Systems, LLC.

Relationships with Outside Firms

Jerald H. Sklar, a sole practitioner and director of the Company, and Stokes Bartholomew Evans & Petree, P.A. provided legal services to the Company during 2002 and continue to provide legal services to the Company.

Other Transactions

Mr. Jerald H. Sklar was formerly a member of Waring Cox, PLC, counsel to the Company until July 31, 2001. Mr. Sklar was appointed to the Board of Directors of the Company on September 5, 1997. Mr. Sklar was reelected by the shareholders of the Company at the 2002 annual meeting. His current term expires in 2005. Waring Cox, PLC, which ceased operating as a firm on July 31, 2001, owns the Company’s convertible debentures and options to purchase Common Stock and has agreed on a division of the securities of the Company owned by it. Please see Note 12 of the Beneficial Ownership Chart included herein for further discussion of Waring Cox, PLC’s ownership position.

Indebtedness to Management

As of March 31, 2002, the Company owed deferred compensation of (i) $37,000 to each of Mr. Montesi and Mr. Cossey and (ii) $8,109 to Alex G. Fassbender. The Company authorized the acceptance of a loan from each of Mr. Montesi and Mr. Cossey of $22,500 on April 2, 2003.

Future Transactions

The Company’s Board of Directors has adopted a policy whereby any future transactions between the Company and any of its subsidiaries, affiliates, officers, directors, principal shareholders and any affiliates of the foregoing will be on terms no less favorable to the Company than could reasonably be obtained in “arm’s length” transactions with independent third parties.

AUDIT COMMITTEE

The Audit Committee’s Report for 2002 follows:

Audit Committee Report

The Audit Committee of the Board of Directors is comprised of the following three independent outside directors: Andrew T. Melton, Chairman, Dr. Louis J. Ortmann and John Corcoran. The

Audit Committee serves at the pleasure of the Board. It held one meeting with respect to the fiscal year 2002, and its report for the year 2002 follows:

The Audit Committee communicated with the independent public accountants and management to assure that all were carrying out their respective responsibilities. The Committee reviewed the performance and fees of the independent public accountants prior to recommending their appointment, and met with them to discuss the scope and results of their audit work, including the adequacy of internal controls and the quality of financial reporting. The Audit Committee discussed with the independent public accountants their judgments regarding the quality and acceptability of the Company’s accounting principles, the clarity of its disclosures and the degree of aggressiveness or conservatism of its accounting principles and underlying estimates. The Audit Committee discussed with and received a letter from the independent public accountants confirming their independence. The independent public accountants had full access to the Committee, including meetings without management present. The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1. Additionally, the Committee reviewed and discussed the audited financial statements with management and recommended to the Board of Directors that these financial statements be included in the Company’s Form 10-KSB, filed with the Securities and Exchange Commission on April 25, 2003.

Audit Committee

Andrew T. Melton, Chairman Dr. Louis J. Ortmann John Corcoran

As part of its duties, the Audit Committee also considered whether the provision of services other than audit services during fiscal year 2002 by Kemp & Company, the Company’s independent public accountants, is compatible with maintaining the accountants’ independence. See Proposal For Ratification of Appointment of Independent Public Accountants. Because of the small size of the Company, it has no internal auditor.

Fees for all services provided by Kemp & Company for the year 2002 are as follows:

Audit Fees

Amounts billed by Kemp & Company related to the 2002 annual financial statement audit and reviews of quarterly financial statements filed in the report on Form 10-QSB were approximately $29,000.

Financial Information Systems Design and Implementation Fees

Kemp & Company billed no amounts in 2002 for financial information systems design and implementation services.

All Other Fees

Amounts billed by Kemp & Company for all other professional services in 2002 were approximately $500.

2. PROPOSAL FOR RATIFICATION OF APPOINTMENT OF
INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors, upon recommendation of its Audit Committee, composed of independent members of the Board, has appointed Kemp & Company as independent public accountants of the Company with respect to its operations for the year 2003, subject to ratification by the holders of the Common Stock of the Company. In taking this action, the members of the Board and the Audit Committee considered carefully Kemp & Company’s performance for the Company in that capacity since its original retention in 1992; its independence with respect to the services to be performed and its general reputation for adherence to professional auditing standards. A representative of the firm will be present at the Annual Meeting to make a statement if they desire to do so and will also be available to answer appropriate questions from shareholders.

There will be presented at the Annual Meeting a proposal for the ratification of this appointment, which the Board of Directors believes is advisable and in the best interest of the shareholders. If the appointment of Kemp & Company is not ratified, the matter of the appointment of independent public accountants will be considered by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission. Officers, directors and greater than ten-percent beneficial owners are required by applicable regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon a review of the copies of the form furnished to the Company, the Company believes that all filing requirements applicable to our officers and directors were timely complied with during the 2002 fiscal year, except for the following: Dennis C. Cossey and P.L. Montesi inadvertently failed to file a Form 4 on a timely basis to report an open market purchase of Common Stock in May 2002.

INCORPORATION BY REFERENCE

     This Proxy Statement incorporates the following items included in the Company’s Form 10-KSB, filed with the Commission on April 25, 2003 by reference:

(a)	Financial and Other Information as required in Item 13 of Schedule 14A; and

(b)	The Equity Compensation Plan Table as required in Item 201 of Regulation S-B.

OTHER MATTERS

The Board of Directors is not aware of any other matters to come before the meeting. However, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote said proxy in accordance with their judgment in such matters.

By order of the Board of Directors,

/s/ Dennis C. Cossey Dennis C. Cossey Chairman, Chief Executive Officer and Secretary

/s/ P.L. Montesi P.L. Montesi President, Treasurer and Principal Financial Officer

April 30, 2003
Little Rock, Arkansas

PROXY

THERMOENERGY CORPORATION — ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Dennis C. Cossey and P.L. Montesi, and each of them, with full power of substitution and revocation, as proxies of the undersigned, to vote as designated below on behalf of the undersigned at the Annual Meeting of Shareholders of ThermoEnergy Corporation, to be held at the Houston Airport Marriott at George Bush Intercontinental, 18700 John F. Kennedy Boulevard, Houston, Texas 77032 at 10:00 a.m., local time, on June 19, 2003, and at any adjournments and postponements of said meeting, all of the shares of the Common Stock of said Corporation held by the undersigned or which the undersigned may be entitled to vote; hereby revoking any proxy or proxies heretofore given by the undersigned.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR LISTED BELOW AND “FOR” EACH OF THE FOLLOWING PROPOSALS:

1.	NOMINEES: ELECTION OF TWO (2) DIRECTORS: ANDREW T. MELTON AND PAUL A. LOEFFLER, TO SERVE THREE YEAR TERMS UNTIL THE 2006 ANNUAL MEETING OF SHAREHOLDERS, OR UNTIL THEIR RESPECTIVE SUCCESSORS ARE ELECTED OR APPOINTED.

[ ] VOTE FOR all nominees listed above, except vote withheld from following nominees (if any)

VOTE WITHHELD from a nominee(s)	ADDITIONAL NOMINEES (if any).

2.	RATIFICATION OF APPOINTMENT OF KEMP AND COMPANY AS INDEPENDENT AUDITORS OF THE CORPORATION FOR FISCAL YEAR ENDING DECEMBER 31, 2003.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

3.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

Please Fully Complete, Date, Properly Sign and Return this Proxy Promptly.

Proxy Solicited on Behalf of the Board of Directors of
this Corporation for Annual Meeting dated June 19, 2003

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted “For” Proposals 1, 2 and 3. It is revocable at any time before it is exercised.

Signature:_______________________________________________________  Dated: _________________

Signature (If Joint Owner):___________________________________________  Dated: _________________

Note: This proxy must be signed exactly as your name appears on your stock certificate. Each joint owner must sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer. If the signer is a partnership or limited liability company, please sign full organizational name by an authorized person. This proxy shall be deemed a grant of authority to vote.

Mark here if you plan to attend the meeting   [    ]
Mark here for address change and note below   [    ]

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.